Related-Party Transactions Related-Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transaction [Line Items]
Related Party Transactions Disclosure [Text Block]
Related Party Transactions

OGE Energy charged operating costs to OG&E of $134.4 million, $131.5 million and $123.0 million in 2017, 2016 and 2015, respectively. OGE Energy charges operating costs to OG&E based on several factors. Operating costs directly related to OG&E are assigned as such.  Operating costs incurred for the benefit of OG&E are allocated either as overhead based primarily on labor costs or using the "Distrigas" method.

OG&E entered into a contract with Enable to provide transportation services effective May 1, 2014. This transportation agreement grants Enable the responsibility of delivering natural gas to OG&E’s generating facilities and performing an imbalance service. With this imbalance service, in accordance with the cash-out provision of the contract, OG&E purchases gas from Enable when Enable’s deliveries exceed OG&E’s pipeline receipts. Enable purchases gas from OG&E when OG&E’s pipeline receipts exceed Enable’s deliveries. In 2016, OG&E entered into an additional gas transportation services contract with Enable which will be effective upon the conversion of units 4 and 5 at Muskogee from coal to gas. The following table summarizes related party transactions between OG&E and Enable during the years ended December 31, 2017, 2016 and 2015.

Year Ended December 31 (In millions)	2017	2016	2015
Operating revenues:
Electricity to power electric compression assets	$14.0	$11.5	$13.8
Cost of sales:
Natural gas transportation services	$35.0	$35.0	$35.0
Natural gas purchases (sales)	(2.1)	11.2	7.6

In 2017, 2016 and 2015, OG&E declared dividends to OGE Energy of $105.0 million, $190.0 million and $120.0 million, respectively.